 Exhibit 99.2

Brian Mulvaney
2719 Shell Street
Corona del Mar, CA 92625
T 949 673 7711
C 949 302 0579
bgmulvaney@att.net
bgmulvaney@me.com

March 21, 2016

John D. Pace
Chairman
Auxilio
27271 Las Ramblas
Mission Viejo, Ca 92691

Dear John,
This serves as my resignation from the Board of Directors of Auxilio, effective immediately.  I have enjoyed my brief association with the company but feel it is the best course of action for all parties.
Best wishes to the Auxilio team for continued success.
Regards
/s/ Brian Mulvaney
Brian Mulvaney

cc: Paul Anthony